EXHIBIT 10P

                                TOYS "R" US, INC.

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                             Grantor Trust Agreement

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                                  EXHIBIT 10P*

                                TOYS "R" US, INC.

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                             Grantor Trust Agreement

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                                                                            Page
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Section 1.   Establishment of Trust............................................1

Section 2.   Duties of the Company and Plan Administrator, Payment to Plan
                  Participants and Their Beneficiaries.........................2

Section 3.   Trustee Responsibility Regarding Payments to Trust
                  Beneficiary When the Company is Insolvent....................4

Section 4.   Payments to the Company...........................................5

Section 5.   Investment Authority..............................................6

Section 6.   Additional Powers and Duties of the Trustee.......................6

Section 6A   Life Insurance Policies...........................................8

Section 7.   Disposition of Income.............................................8

Section 8.   Accounting by the Trustee.........................................8

Section 9.   Responsibility and Indemnification of the Trustee.................9

Section 10.  Compensation and Expenses of the Trustee.........................10

Section 11.  Resignation and Removal of the Trustee...........................10

Section 12.  Appointment of Successor Trustee.................................10

Section 13.  Amendment or Termination.........................................11

Section 14.  Miscellaneous....................................................11

Section 15.  Effective Date...................................................11

                        TRUST UNDER THE TOYS "R" US, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      This Trust Agreement, effective on the first day of April, 1996, is made by and between TOYS "R" US, Inc. (the "Company") and Allmerica Trust Company, N.A., a nationally chartered trust company whose principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653 (the "Trustee").

      WHEREAS, the Company has adopted the Toys "R" Us, Inc. Supplemental Executive Retirement Plan (hereinafter called the "Plan"); and

      WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan; and

      WHEREAS, the Company wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event the Company becomes Insolvent, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

      WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

      WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist in the meeting of its liabilities under the Plan;

      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

      Section 1. Establishment of Trust.

      (a) The Company hereby initially assigns to and deposits with the Trustee in trust the group life insurance policy certificates on the lives of Plan participants (the "Policies") listed on Appendix A, which shall become the principal of the Trust, to be held administered and disposed of by the Trustee as provided in this Trust Agreement.

      (b) Subject to Section 4, the Trust hereby established shall be irrevocable.

      (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

      (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth, other than as set forth in Section 2(f). Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event that the Company becomes Insolvent, as defined in Section 3(a) herein.

      (e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property acceptable to the Trustee, including additional life insurance policies, in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or his or her beneficiaries shall have any right to compel such additional deposits.

      (f) The Company represents that it shall restrict participation in the Plan to a "select group of management or highly compensated employees," as that phrase is used in and defined under Sections 201, 301, and 401 of ERISA. The Company agrees to indemnify against, and hold the Trustee harmless from, any and all claims, judgments, settlements and related costs or damages incurred by the Trustee resulting from the Trustee's reliance on such representation.

      (g) The Trustee shall hold, manage, invest, reinvest and otherwise administer the assets of the Trust pursuant to the terms of this Trust Agreement, The Trustee shall be responsible only for contributions and deposits actually received by it hereunder. The Trustee shall have no duty or authority to ascertain whether any contribution should be made to it pursuant to the Plan or to bring any action or proceeding to enforce any obligation to make any such contribution. The duties and obligations of the Trustee hereunder shall be limited to those expressly imposed upon it by this Trust Agreement, notwithstanding any reference herein to the Plan.

      Section 2. Duties of the Company and Plan Administrator, Payment to Plan Participants and Their Beneficiaries.

      (a) The Company, acting through the Compensation Committee of its Board of Directors (the "Compensation Committee"), may amend or terminate the Plan and, through a Plan Administrator, control and manage the operation of the Plan. The Plan Administrator (the "Administrative Committee") shall be appointed by the Compensation Committee. The Administrative Committee shall be responsible for instructing the Trustee in the disbursement of Plan benefits and performing those Plan administration functions specified in the Plan.

      The Company shall provide the Trustee with a certified copy of the Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plan and all amendments thereto, promptly upon their adoption. After the execution of this Trust Agreement, the Company shall promptly file with the Trustee a certified list of names and


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titles of any persons properly designated and authorized to exercise any discretionary authority, responsibility or control in the management or administration of the Plan or the Trust. Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons, and the Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have signed thereby. The Trustee may rely on any certification, notice or direction of the Company that the Trustee reasonably believes to have been signed by a duly authorized officer or agent of the Company.

      (b) The establishment of the Trust and the payment or delivery to the Trustee of money or other property acceptable to the Trustee shall not vest in any Plan participant or his or her beneficiaries any right, title or interest in and to any assets of the Trust.

      (c) The Company shall remain primarily liable to pay benefits under the Plan. However, the Company's liability under the Plan shall be reduced or offset to the extent payments are made to Plan participants and their beneficiaries from the Trust.

      (d) The Administrative Committee shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts so payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement of payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company. The Trustee may delegate to the Company or the Administrative Committee the responsibility for the reporting and withholding as described above.

      (e) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Compensation Committee or such party as the Compensation Committee shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures adopted by the Compensation Committee or the Administrative Committee in accordance with the terms of the Plan.

      (f) The Administrative Committee may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Administrative Committee shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Plan participants or their beneficiaries. Upon presentation of proof of payment, the Company shall be reimbursed by the Trustee from Trust assets in an amount equal to any benefit payment made directly to a Plan participant or beneficiary. In addition, if the principal of the Trust, and any earnings thereon, (i) are not


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sufficient to make payments of benefits to any Plan participant in accordance with the terms of the Plan, the Administrative Committee shall make the balance of each such payment as it falls due, or (ii) exceed the amount necessary to make a full and complete payment of all benefits owing to any Plan participant in accordance with the terms of the Plan (the "Excess"), the Administrative Committee shall have the right to request the Trustee to return out of applicable Trust assets an amount equal to all or any portion of such Excess in any Policy maintained with respect to such Plan participant.

      (g) Except as provided in Section 3, but notwithstanding any other provision of this Trust Agreement to the contrary, if at any time (i) the Trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust," with the result that the income of the Trust is not treated as income of the Company pursuant to Sections 671 through 679 of the Code, (ii) a federal tax is finally determined by the IRS to be payable by the Trust beneficiaries with respect to the entire value of the assets maintained under the Trust prior to the final distribution of such assets to the Trust beneficiaries, or (iii) the Trustee receives an opinion of counsel satisfactory to it to the effect that it is likely that the IRS will determine that a tax will be payable by Trust beneficiaries as described in (ii) above and it is likely that such determination will be upheld, then, upon the written direction of the Administrative Committee, the Trustee shall immediately terminate the Trust and the assets attributable to each Trust beneficiary, as specified in writing by the Administrative Committee, shall be liquidated and paid in cash in a lump sum, subject to Section 6A, as soon as practicable by the Trustee to the Trust beneficiary for whom such assets were attributable, regardless of whether such Trust beneficiary's employment with the Company has terminated and regardless of the form and time of payment specified in any applicable Payment Schedule. All remaining assets (less any expenses or costs due under Section 10 hereof) shall then be paid by the Trustee to the Company. If the IRS determination referred to in (ii) above or the opinion referred to in (iii) above applies to less than the entire value of the Trust, then, upon the written direction of the Administrative Committee, that part of the assets of the Trust to which such determination or opinion relates shall be liquidated and paid in cash in a lump sum, subject to Section 6A, as soon as practicable by the Trustee to the Trust beneficiary upon whom such tax is or will be imposed, and the Trust shall continue in effect.

      Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When the Company is Insolvent.

      (a) The Trust shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      (b) At all times during the continuance of this Trust, as provided in Section l(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.


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            (1) The  Administrative  Committee shall have the duty to inform the
      Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall
      discontinue   payment  of   benefits   to  Plan   participants   or  their
      beneficiaries.

            (2) Unless the Trustee has actual knowledge that the Company is Insolvent, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

            (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any right of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

            (4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has received a determination that the Company is not Insolvent (or is no longer Insolvent).

      (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payment provided for hereunder during any such period of discontinuance.

      Section 4. Payments to the Company.

      Subject to the provisions of Sections 2, 3 and 13, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to any other person any of the Trust assets before all payments of benefits have been made to the Plan participants or their beneficiaries pursuant to the terms of the Payment Schedules. The Administrative Committee shall certify to the Trustee in writing whether all payments of benefits under the Trust have been made. The Trustee may conclusively rely upon such certification.


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      Section 5. Investment Authority.

      The Trustee shall invest and reinvest the principal and income of the Trust and keep the Trust invested, without distinction between principal and income, in such equity, fixed income or other investments acceptable to the Trustee, including life insurance policies pursuant to Section 6A hereof, as directed by the Administrative Committee or as are permitted in accordance with the Investment Guidelines, if any, which are, or when adopted shall be, attached hereto as Appendix B, as the same may be modified from time to time by the Administrative Committee.

      Section 6. Additional Powers and Duties of the Trustee.

      Subject to the provisions of Section 5 and the Investment Guidelines attached as Appendix B hereto, the Trustee shall have the following additional powers and authority with respect to property constituting a part of the Trust:

      (1) To exercise all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein; provided, however, that if a life insurance policy is held as an asset of the Trust, the Trustee shall have only those powers specified in Section 6A hereof with respect to such Policy.

      (2) To sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof.

      (3) To participate in any plan or reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

      (4) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

      (5) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.


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      (6) To commence or defend suits or legal proceedings and to represent the
Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust.

      (7) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

      (8) To borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.

      (9) To engage suitable actuaries, agents, custodians, record keepers, depositories and legal counsel, who may be legal counsel for the Company, to assist the Trustee in the performance of its duties hereunder, and to pay their reasonable expenses and compensation, to the extent not paid by the Company.

      (10) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.

      (11) To make, execute and deliver, as the Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages. conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

      (12) To transfer assets of the Trust to a successor trustee.

      (13) To exercise, generally, any of the powers which an individual owner might exercise in connection with property, either real, personal or mixed, held by the Trust, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 6 or otherwise in the best interests of the Trust.

      (14) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

      (15) Notwithstanding anything in this Trust Agreement to the contrary, the Trustee may, when directed by the Administrative Committee, invest Trust assets in individual and group life insurance Policies issued by an insurance company affiliated with the Trustee and in shares of regulated investment companies for which an affiliate of the Trustee may act as investment adviser.


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      Section 6A. Life Insurance Policies.

      (a) The Trustee shall receive and hold in the Trust, subject to the following, all Policies obtained, the proceeds of any sale, assignment or surrender of any such Policy, and any and all dividends and other payments of any kind received with respect to any such Policy.

      (b) Subject to any split dollar arrangement that the Trustee is directed to enter into by the Administrative Committee, the Trustee shall be the complete and absolute owner of all Policies held in the Trust. The Trustee, upon the written direction of the Administrative Committee or pursuant to any Payment Schedule forwarded by the Administrative Committee to the Trustee, shall deliver any Policy held in the Trust to such person as specified in the direction or Payment Schedule.

      (c) Upon the Administrative Committee's written direction, or subject to the Investment Guidelines attached as Appendix B hereto, the Trustee shall pay from the Trust premiums, assessments, dues, charges and interest, if any, upon any Policy held in the Trust.

      Notwithstanding anything in this Trust Agreement to the contrary, the Company may pay Policy premiums directly to the issuing insurance company and such payments shall be deemed a contribution to the Trust to the same extent as if payment had been made to the Trustee.

      Section 7. Disposition of Income.

      During the term of this Trust, all income received by the Trust, net of expenses and taxes (other than taxes on income earned by the Trust which will be borne by the Company), shall be accumulated and reinvested.

      Section 8. Accounting by the Trustee.

      (a) The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 30 days following the close of each fiscal year (January 31) and within 90 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Administrative Committee a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

      (b) At the direction of the Administrative Committee, the Trustee shall from time to time permit an independent public accountant selected by the Administrative Committee to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.


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      (c) As of the last day of each fiscal year, and at such other times as the
Administrative Committee may reasonably direct, the fair market value of the assets held in the Trust shall be determined.

      (d) Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or the Administrative Committee of the right to have a judicial settlement of the Trustee's account, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions, the only necessary parties thereto in addition to the Trustee shall be the Administrative Committee and the Trust beneficiaries.

      (e) In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor trustee all records which shall be required by the successor trustee to enable it to carry out the provisions of this Trust Agreement.

      (f) In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as the Administrative Committee and the Trustee may from time to time agree.

      Section 9. Responsibility and Indemnification of the Trustee.

      (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such material would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the assets of the Trust, if it acts in good faith and in accordance with the terms of this Trust Agreement and in accordance with applicable federal or state laws, rules or regulations. Notwithstanding the foregoing and anything in this Trust Agreement to the contrary, the Trustee shall incur no liability to any person for any action taken pursuant to a written direction, request or approval given by the Administrative Committee. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

      (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's reasonable costs, expenses and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be liable for such payments, unless the Trustee is judicially determined not to have acted in good faith, as required by Section 9(a).

      (c) The Company shall indemnify and save harmless the Trustee from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees and expenses) and liability to which the Trustee may be subjected by reason of any act done or omitted to be done in its capacity as Trustee hereunder, except where the same is due to the negligence or willful misconduct of the Trustee.


                                      - 9 -


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      Section 10. Compensation and Expenses of the Trustee.

      The Company shall pay all reasonable expenses incurred by the Trustee in its administration of the Trust. The Company shall also pay the Trustee such compensation as may be mutually agreed upon for its services hereunder. The compensation of the Trustee and any reasonable expenses, including reasonable attorneys' fees, incurred by the Trustee in the administration of the Trust, shall be paid by the assets of the Trust unless paid by the Company and unless or until so paid, shall constitute a charge upon the Trust.

      Section 11. Resignation and Removal of the Trustee.

      (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

      (b) The Trustee may be removed by the Compensation Committee on 60 days' notice or upon shorter notice accepted by the Trustee.

      (c) Upon resignation or removal of the Trustee and appointment of a successor trustee, subject to the Trustee's rights to deduct fees and expenses pursuant to Section 10, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

      (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All reasonable expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

      Section 12. Appointment of Successor Trustee.

      (a) If the Trustee resigns (or is removed) in accordance with Section 11
(a) or (b) hereof, the Compensation Committee may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Compensation Committee or the successor trustee to evidence the transfer.

      (b) The successor trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 8 and 9 hereof.


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      Section 13. Amendment or Termination.

      (a) This Trust Agreement, including the Appendices hereto, may be amended by a written instrument executed by the Trustee and the Compensation Committee. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1 (b) hereof.

      (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan unless sooner revoked in accordance with Section 2(g) hereof. Upon termination of the Trust and payment of benefits to Plan participants as provided under the terms of the Plan, any Excess (as defined in Section 2(f) hereof) in any Policy maintained with respect to a Plan participant shall be returned to the Company.

      Section 14. Miscellaneous.

      (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

      (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

      (c) This Trust Agreement shall be governed by and construed in accordance with the laws of, and the Trust created hereunder shall have its situs in, the Commonwealth of Massachusetts.

      Section 15. Effective Date.

      Upon the execution by the Trustee, the effective date of this Trust Agreement shall be as of April 1, 1996.


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      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed as of the day and year first above written.


                                    TOYS "R" US, INC.

                                    By:_______________________________

                                    Title:____________________________

                                    Date:________________, 1996

                                    Allmerica Trust Company, N.A.

                                    By:_______________________________

                                    Title:____________________________

                                    Date:________________, 1996


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                                   Appendix A

                               Insurance Policies


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

                                   Appendix B

                              Investment Guidelines


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

                                  EXHIBIT 10P*

                                 AMENDMENT NO. 1

                                       TO

                             GRANTOR TRUST AGREEMENT

      AMENDMENT NO. 1, effective as of April 1, 1996, to the Grantor Trust Agreement, effective as of April 1, 1996, by and between Toys "R" Us, Inc. and Allmerica Trust Company, N.A.

      1. Section 3(b)(1) is amended by deleting the words "Administrative Committee" therefrom and inserting therein in their stead the words "Chief Executive Officer and the Board of Directors of the Company".

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed effective as of the day and year first above written.

                                  TOYS "R" US, INC.

                                  By:  __________________________

                                  Name:  Peter W. Weiss

                                  Title:  Vice President - Assistant Secretary

                                  Date:  ________________________

                                         ALLMERICA TRUST COMPANY, N.A.

                                         By:    _______________________

                                         Name:  _______________________

                                         Title: _______________________

                                         Date:  _______________________

                                  EXHIBIT 10P*

                                 AMENDMENT NO. 2

                                       TO

                             GRANTOR TRUST AGREEMENT

      AMENDMENT NO. 2, effective as of April 1, 1996, to the Grantor Trust Agreement, effective as of April 1, 1996, by and between Toys "R" Us, Inc. and Allmerica Trust Company, N.A.

      1. Section 1(d) is amended by deleting the final sentence thereof and inserting, in its stead, the following sentence: "Any assets held by the Trust will be subject to the claims of the general creditors of the Company and those affiliated entities, if any, that have adopted the Plan (an "Adopting Affiliate") under federal and state law in the manner provided for under Section 3(b) herein in the event that the Company or an Adopting Affiliate becomes Insolvent, as defined in Section 3(a) herein."

      2. Section 3(a) is amended in its entirety to read as follows:

            (a) If the Company or Adopting Affiliate is Insolvent, the Trustee shall cease payment of benefits to those Plan participants who are employed by the Insolvent Company or Adopting Affiliate, as the case may be, and such participants' beneficiaries. The Company or an Adopting Affiliate shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company or Adopting Affiliate, as the case may be, is unable to pay its debts as they become due, or (ii) the Company or Adopting Affiliate, as the case may be, is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      3. Section 3(b) is amended in its entirety to read as follows:

            (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the portion of the principal and income of the Trust attributable to Plan participants who are employed by the Company or an Adopting Affiliate, and such participants' beneficiaries, shall be subject to claims of the respective general creditors of the

      Company and the Adopting Affiliate, as the case may be, under federal and state law as set forth below.

                  (1) The Chief Executive Officer and Board of Directors of the
            Company or Adopting Affiliate, as the case may be, (or, if an Adopting Affiliate is an entity other than a corporation, the person and body occupying positions analogous to those of Chief Executive Officer and Board of Directors) shall have a duty to inform the Trustee in writing of such Company's or Adopting Affiliate's Insolvency. If a person claiming to be a creditor of the Company or of an Adopting Affiliate alleges in writing to the Trustee that the Company or an Adopting Affiliate has become Insolvent, the Trustee shall determine whether such Company or Adopting Affiliate is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to those Plan participants who are employed by the Insolvent Company or Adopting Affiliate, as the case may be, and such participants' beneficiaries.

                  (2) Unless the Trustee has actual knowledge that the Company or Adopting Affiliate is Insolvent, or has received notice from the Company, the Adopting Affiliate or a creditor of the Company or Adopting Affiliate alleging that the Company or Adopting Affiliate is Insolvent, the Trustee shall have no duty to inquire whether such Company or Adopting Affiliate, as the case may be, is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's or Adopting Affiliate's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning such Company's or Adopting Affiliate's solvency.

                  (3) If at any time the Trustee has determined that the Company or an Adopting Affiliate is Insolvent, the Trustee shall discontinue payments to those Plan participants who are employed by the Insolvent Company or Adopting Affiliate, as the case may be, and such participants' beneficiaries and shall hold the portion of the assets of the Trust attributable to Plan participants who are employed by the Insolvent Company or Insolvent Adopting Affiliate, as the case may be, and such participants' beneficiaries, for the benefit of the respective general creditors of such Insolvent Company or Adopting Affiliate.

                  (4) The Trustee shall resume payment of benefits to the Plan participants and beneficiaries described in Section 3(b)(3) in accordance with Section 2 of this Trust Agreement only after the Trustee has received a determination that the Company or Adopting Affiliate, as the case may be, is not Insolvent (or is no longer Insolvent).

                  (5) For purposes of this Section 3(b), the portion of the
            principal and income of the Trust that is attributable to each of the Company and any Adopting Affiliate is based upon the aggregate certificate values of the respective employees of each such Company or Adopting Affiliate who are Plan participants, and such participants' respective beneficiaries.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed effective as of the day and year first above written. TOYS "R" US, INC.

                            By:  _________________________

                            Name:  Peter W. Weiss

                            Title:  Vice President - Assistant Secretary

                            Date:  _______________________

                            ALLMERICA TRUST COMPANY, N.A.

                            By:    _______________________

                            Name:  _______________________

                            Title: _______________________

                            Date:  _______________________